SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event report):  May 10, 2005


                            AMS HEALTH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)


    OKLAHOMA                       001-13343                     73-1323256
    --------                       ---------                     ----------
(State or other                 (Commission File              (IRS Employer
 jurisdiction of                    Number)                   Identification
 incorporation)                                                    Number)


                   711 NE 39th Street, Oklahoma City, OK           73105
                   -------------------------------------           -----
                  (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

ITEM 5.02.  Other Events.

     On May 10, 2005, David D'Arcangelo, President and a director of AMS Health Sciences, Inc., resigned his positions effective immediately. The press release is attached hereto as exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

   (c)   Exhibits

99.1     Press release dated May 10, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      AMS HEALTH SCIENCES, INC.

                                           REGGIE COOK
                                      By:  Reggie Cook
                                           Chief Financial Officer
Date:  May 11, 2005


                                  EXHIBIT INDEX

Exhibit
  No.          Description                Method of Filing
-------        -----------                ----------------

99.1   Press release dated May 10, 2005   Filed herewith electronically